UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2013

PRISTINE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166487	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9595 Wilshire Blvd., Suite 900 Beverly Hills, California 90212
(Address of principal executive offices)
(310) 281-6923
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PRISTINE SOLUTIONS, INC.
FORM 8-K
Current Report

ITEM 8.OTHER

CHANGE IN NAME OF REGISTRANT

Effective January 3, 2013, pursuant to the Certified Resolutions adopted by the Board of Directors, the Registrant’s corporate name was changed from Pristine Solutions, Inc. to Eaton Scientific Systems, Inc.  Furthermore, the new ticker symbol ‘ESSI’ has been issued by FINRA to Eaton Scientific Systems, Inc. effective January 3, 2013.

The Amended and Restated Articles of Incorporation were filed with the Secretary of State of Nevada, and a copy of the “Certificate to Accompany the Restated Articles or Amended and Restated Articles” is included in this filing as Exhibit 3.6.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

3.6	Certificate to Accompany the Restated Articles or Amended and Restated Articles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRISTINE SOLUTIONS, INC.

/s/ Michael Borkowski
Michael Borkowski
President, CEO

January 4, 2013
Date